EXHIBIT 10.1
Amendment to the Employment Agreement

This Amendment to the Employment Agreement (the “Amendment”) is made and entered into as of September 4, 2020, by and between Flagstar Bancorp, Inc., a Michigan corporation (the “Company”), Flagstar Bank, FSB, a federally chartered savings bank and wholly-owned subsidiary of the Company (the “Bank” and, together with the Company, “Flagstar”) and Lee Smith (the “Executive”). The Company, the Bank and Executive are referred to collectively as the “Parties” and individually as a “Party.”

WHEREAS, the Parties previously entered into an amended and restated employment agreement dated as of May 21, 2019 (the “Employment Agreement”); and

WHEREAS, Flagstar and the Executive have mutually agreed that the Chief Operating Officer position as set forth in the Employment Agreement will be eliminated, and that the Executive will immediately thereafter assume the role of President of Mortgage, reporting directly to the Chief Executive Officer of Flagstar; and

WHEREAS, the Parties have further agreed that the terms of employment as set forth under the Employment Agreement shall continue in the Executive’s new role as President of Mortgage; and

WHEREAS, the Parties hereto desire to amend the Employment Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, promises, and obligations set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.    Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Employment Agreement.

2.    Amendment to the Employment Agreement. As of the Effective Date (defined below), the Employment Agreement is hereby amended or modified as follows:

2.1    Section 2.1 is hereby deleted in its entirety and replaced with the following:

“2.1. Position. During the Employment Term, Executive shall serve as the President of Mortgage of the Bank.”

3.    Executive hereby agrees that the foregoing amendment to Section 2.1 shall not be considered “Good Reason” within the meaning of Section 5.1(c )(iii) of the Employment Agreement.

4.    Delivery of Exhibit B. Executive represents and warrants that Executive has executed and delivered to Flagstar a copy of Exhibit B as attached to the Employment Agreement.
5.    Date of Effectiveness; Limited Effect. This Amendment shall be effective as of September 4, 2020 (the "Effective Date"). Except as expressly provided in this Amendment, all of the terms and provisions of the Employment Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendment contained herein will not be construed as an amendment to or waiver of any other provision of the Employment Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Employment Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference to the Employment Agreement in any other agreements, documents or instruments executed and delivered pursuant to, or in connection with, the Employment Agreement, will mean and be a reference to the Employment Agreement as amended by this Amendment.

6.    Miscellaneous.

6.1    The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

6.2    This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitutes one and the same agreement. Delivery of an executed counterpart of this Amendment electronically or by facsimile shall be effective as delivery of an original executed counterpart of this Amendment.

6.3    This Amendment together with the Employment Agreement constitute the sole and entire agreement of the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Employment Agreement as of the date first above written.

    FLAGSTAR BANCORP, INC.

    By_____________________
Name: Christine M. Reid
Title: First Vice President / Secretary

FLAGSTAR BANK, FSB.

By_____________________
Name: Christine M. Reid
Title: First Vice President / Secretary

    EXECUTIVE

    _____________________
Name: Lee Smith